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                             STOCK OPTION AGREEMENT
                                INTERGAMES, INC.

     This STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of the ____ day of _____, 1997, by and between INTERGAMES, INC., a Texas corporation (herein called the "Company"), and ___________________ (herein called the "Optionee").

                              W I T N E S S E T H :

     WHEREAS, the Optionee [SERVES ON THE BOARD OF DIRECTORS OF THE COMPANY] [PROVIDES CERTAIN CONSULTING SERVICES TO THE COMPANY]; and

     WHEREAS, the Company has agreed to issue to the Optionee an option to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"), in consideration of the services provided by the Optionee to the Company.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

     1. The Company hereby grants to the Optionee the right and option to purchase, at the time and on the terms and conditions hereinafter set forth, _____ shares of the presently authorized common stock, par value $0.01 per share, of the Company (the "Common Stock") at the purchase price of FOUR DOLLARS AND NO/100 ($4.00) per share.

     2. This option shall continue for five (5) years from the date hereof, except and to the extent that such term may be reduced as provided in Paragraph 9 hereof; provided, however, that if any termination date provided for herein shall fall on a Saturday, Sunday or legal holiday, then such termination date shall be deemed to be the first normal business day of the Company, at its office specified in Paragraph 13 hereof, before such Saturday, Sunday or legal holiday.

     3. Except as otherwise provided herein, this option shall be exercisable not later than five (5) years from the date hereof, and only to the extent of shares that have vested in accordance with the following schedule:

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                                         Portion of Shares That is Vested
          Vesting Date                     On or After Such Vesting Date
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         April 13, 1997                                100%
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The Optionee's right to exercise the option granted hereunder accrues only in accordance with the preceding sentence. This option shall be exercisable during the lifetime of the

Optionee only by him. In no event may the Optionee or any person exercising this option pursuant to Paragraph 5 hereof exercise this option (before or after any adjustment or substitution pursuant to Paragraph 8 or 9 hereof) for a fraction of a share.

     4. The option granted hereby shall be exercisable upon and subject to the following terms and conditions:

          (a) The option granted hereby may be exercised by delivering to the Secretary of the Company from time to time within the time period specified in Paragraph 3 hereof a written notice specifying the number of vested shares the Optionee then desires to purchase.

          (b) Upon receipt of the Optionee's written notice of exercise and full compliance with all other obligations under this Agreement, the Company shall allow the Optionee to consummate the purchase of the number of shares indicated in the notice of exercise in accordance with the terms of this Agreement.

          (c) The Optionee shall have delivered to the Secretary of the Company a cashier's check payable in United States currency (unless a personal check shall be acceptable to such offer) to the order of the Company for an amount equal to the option price for such number of shares. The check shall be accompanied by such other instruments or agreements duly signed by the Optionee as in the opinion of counsel for the Company may be necessary or advisable in order that the issuance of such number of shares comply with applicable rules and regulations under the Securities Act of 1933, as amended (the "Act"), any appropriate state securities laws or any requirement of any national securities exchange on which such stock may be traded. As soon as practicable after any such exercise of the option in whole or in part by the Optionee, the Company will deliver to the Optionee a certificate for the number of shares with respect to which the option shall have been so exercised, issued in the Optionee's name. Such stock certificate shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company to satisfy the requirements of the Act or any state securities laws.

     5. If the Optionee dies prior to _________, any unexercised portion of this option may be exercised for the full number of shares, or any portion thereof, except as to the issuance of fractional shares, at any time WITHIN TWELVE (12) MONTHS from the date of death of the Optionee or within the unexpired term of this option, whichever is shorter, by the person or persons to whom the Optionee's rights under this option shall pass by the Optionee's will or by the laws of descent and distribution, whichever is applicable.

     6. Shares to be issued on the exercise of this option may, at the election of the Company, be either authorized and unissued shares, or shares previously issued and reacquired by the Company.

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     7.   The Company shall not be required to issue or deliver any certificates for shares purchased upon the exercise of this option prior to: (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable; (ii) the completion of any registration or other qualification of such shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable; and (iii) the determination by the Company that the Optionee has tendered to the Company the full purchase price plus any federal, state or local tax owed by the Optionee as a result of exercising this option when the Company has a legal liability to satisfy such tax. In addition, if shares reserved for issuance upon the exercise of this option shall not then be registered under the Act, the Company may, upon the Optionee's exercise of this option, require the Optionee or his permitted transferee to represent in writing that the shares being acquired are for investment and not with a view to distribution, and may mark the certificate for the shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate to the Company's transfer agent.

     8. If, prior to the delivery of all the shares in respect to which this option is granted, there shall be any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the exercise or other price in respect of such option and the appropriate price determination for such option shall be automatically adjusted.

     9. If, prior to the delivery of all the shares in respect to which this option is granted, there shall be a consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Company shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or where the Company will be a wholly owned subsidiary of another corporation, or if the Company sells or otherwise disposes of all or substantially all of its property or assets while the option remains outstanding, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation, or sale, as the case may be, the Optionee shall be entitled, upon exercise of the option, to receive, in lieu of shares of Common Stock, the number and class of shares of such stock, other securities, cash and other property or rights as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, or sale and to which he would have been entitled if, immediately prior to such merger, consolidation, or sale, he had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which the option shall be so exercised; and (ii) the option may be cancelled by the Board of Directors of the Company as of the effective date of any such merger, consolidation or sale, provided that (x) such merger, consolidation or

                                     -3-
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sale results in a change of control of the Company rather than a mere change of form or domicile of the Company, (y) written notice of such cancellation is given to the Optionee not later than 30 days prior to such effective date, and
(z) the Optionee shall have the right to exercise the option in full during the said 30-day period preceding the effective date of such merger, consolidation or sale.

     10. Neither the Optionee nor his legal representative shall be or have any of the rights or privileges of a shareholder of the Company in respect to any of the shares issuable upon the exercise of this option unless and until certificates representing such shares shall have been issued and delivered to the Optionee.

     11. Except as otherwise herein provided, this option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privilege conferred hereby, contrary to the provisions hereof, this option and the rights and privileges conferred hereby shall immediately become null and void.

     12. The Company shall have authority to make reasonable constructions of this option and to correct any defect or supply any omission or reconcile any inconsistency in this option, and to prescribe reasonable rules and regulations relating to the administration of this option and other similar options granted by the Company.

     13. Any notice relating to this Agreement shall be in writing and delivered in person or by registered mail to the Company at the Company's main office, 3321 Westlake Drive, Austin, TX 78746, or to such other address as may be hereafter specified by the Company, to the attention of its Secretary. All notices to the Optionee or other person or persons then entitled to exercise the option shall be delivered to the Optionee or such other person or persons at the Optionee's address specified below.

     14. Any payment or any issuance or transfer of shares of the Common Stock to the Optionee or his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Company may require the Optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its Chief Executive Officer and its corporate seal to be hereunto affixed and attested by its Secretary on the date and year first above written, and the Optionee has hereunto set his hand on the day and year specified above.

                                       INTERGAMES, INC.
ATTEST:


                                       By:
---------------------------------         ---------------------------------
Stephen P. Colmar, Secretary              Roderick E. Gilchrist
                                          Chief Executive Officer


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                                       [Optionee]

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                                       Street Address (No P.O. Box please)

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                                       City, State and Zip Code




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